UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 19, 2024

Pediatrix Medical Group, Inc.

(Exact name of Registrant as Specified in Its Charter)

Florida	001-12111	26-3667538
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1301 Concord Terrace
Sunrise, Florida		33323
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: 954 384-0175

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $.01 per share	MD	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

On April 19, 2024, Pediatrix Medical Group, Inc., a Florida corporation (the “Company”), through PMG Services, Inc., a Florida corporation and wholly-owned subsidiary of the Company (“PMG Services”), entered into a Master Services Agreement (the “Agreement”) with Guidehouse Managed Services LLC (“Guidehouse”), a Delaware limited liability company, pursuant to which Guidehouse will provide certain enterprise revenue cycle management services for the Company.

The Agreement contains customary representations, warranties and covenants of PMG Services and Guidehouse, including indemnities for certain third-party claims, subject to certain limitations. Each of PMG Services and Guidehouse may terminate the Agreement prior to the end of its eight-year term for material breach, insolvency, fraud or regulatory exclusions, subject to certain notice and cure periods, and PMG Services may terminate the Agreement upon certain regulatory events or changes in law. The Agreement also provides for successive two-year extension terms unless either party delivers a notice of non-renewal at least 12 months prior to the end of the initial term or extension term, as applicable. The Company may terminate the Agreement without cause upon 180 days’ prior written notice during any such extension term.

Under the terms of the Agreement, PMG Services will pay Guidehouse and Guidehouse Inc. certain fees as set forth in statements of work to be entered into between the parties from time to time. Pursuant to statement of work #1 entered into between the parties, Guidehouse will provide certain services for a one year term, in exchange for the payment by PMG Services of (i) fees based on a set monthly amount per Guidehouse employee exclusively assigned to the Company, (ii) base advisory fees and (iii) advisory performance fees based on Guidehouse’s achievement of certain performance metrics, in each case as calculated in accordance therewith.

The foregoing description of the Agreement is not complete and is qualified in its entirety by the full text of the Agreement, a copy of which will be filed as an exhibit to the Company’s Quarterly Report on Form 10-Q for the quarter ending June 30, 2024.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Pediatrix Medical Group, Inc.

Date:	April 25, 2024	By:	/s/ C. Marc Richards
C. Marc Richards Chief Financial Officer